MORGAN STANLEY
Financial Supplement - 4Q2005
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement
3	…………….	Quarterly Consolidated Financial Information and Statistical Data
4	…………….	Consolidated Investments
5	…………….	Quarterly Institutional Securities Income Statement
6-7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Retail Brokerage Income Statement
9	…………….	Quarterly Retail Brokerage Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement
11	…………….	Quarterly Asset Management Financial Information
12	…………….	Quarterly Consolidated Assets Under Management or Supervision
13	…………….	Quarterly Discover Income Statement
14	…………….	Quarterly Discover Income Statement (Managed Loan Basis)
15	…………….	Quarterly Discover Financial Information and Statistical Data
16	…………….	Quarterly Intersegment Eliminations Income Statement
17	…………….	Quarterly Inst'l. Securities, Retail Brokerage and Asset Mgmt. Combined Income Statement
18	…………….	Quarterly Discover Financial Information (Managed Loan Basis)
19	…………….	Quarterly Reconciliation of General Purpose Credit Card Loan Data (Current Year)
20	…………….	Quarterly Reconciliation of General Purpose Credit Card Loan Data (Prior Year)
21	…………….	YTD Reconciliation of General Purpose Credit Card Loan Data
22	…………….	Quarterly Reconciliation of Managed Income Statement Data
23	…………….	Quarterly Reconciliation of Adjusted Assets
24	…………….	Illustration of Standard Equity Award Amortization
25	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05	Nov 30, 2004	Nov 30, 2005	Change
Net revenues
Institutional Securities	$3,533	$3,983	$2,765	$2,832	$4,015	$3,340	$4,164	$4,154	47%	--	$13,113	$15,673	20%
Retail Brokerage	1,211	1,209	1,124	1,071	1,238	1,228	1,255	1,298	21%	3%	4,615	5,019	9%
Asset Management	642	690	692	714	696	642	679	890	25%	31%	2,738	2,907	6%
Discover	927	842	884	880	959	888	911	694	(21%)	(24%)	3,533	3,452	(2%)
Intersegment Eliminations	(75)	(76)	(67)	(73)	(70)	(67)	(62)	(74)	(1%)	(19%)	(291)	(273)	6%
Consolidated net revenues	$6,238	$6,648	$5,398	$5,424	$6,838	$6,031	$6,947	$6,962	28%	--	$23,708	$26,778	13%

Income before taxes (1)
Institutional Securities	$1,217	$1,283	$673	$1,108	$1,077	$813	$1,288	$1,576	42%	22%	$4,281	$4,754	11%
Retail Brokerage	166	132	22	51	353	118	30	84	65%	*	371	585	58%
Asset Management	170	209	217	231	287	175	162	383	66%	136%	827	1,007	22%
Discover	346	274	330	271	354	263	239	65	(76%)	(73%)	1,221	921	(25%)
Intersegment Eliminations	29	29	31	29	24	25	23	22	(24%)	(4%)	118	94	(20%)
Consolidated income before taxes	$1,928	$1,927	$1,273	$1,690	$2,095	$1,394	$1,742	$2,130	26%	22%	$6,818	$7,361	8%

Earnings per basic share: (2)
Income from continuing operations	$1.15	$1.20	$0.80	$1.11	$1.26	$0.88	$1.12	$1.69	52%	51%	$4.25	$4.94	16%
Discontinued operations	$(0.01)	$(0.07)	$(0.02)	$-	$-	$-	$(0.98)	$0.04	*	104%	$(0.10)	$(0.93)	*
Cumulative effect of accounting change (3)	$-	$-	$-	$-	$0.05	$-	$-	$-	--	--	$-	$0.05	*
Earnings per basic share	$1.14	$1.13	$0.78	$1.11	$1.31	$0.88	$0.14	$1.73	56%	*	$4.15	$4.06	(2%)

Earnings per diluted share: (2)
Income from continuing operations	$1.12	$1.17	$0.78	$1.09	$1.24	$0.86	$1.09	$1.64	50%	50%	$4.15	$4.81	16%
Discontinued operations	$(0.01)	$(0.07)	$(0.02)	$-	$-	$-	$(0.96)	$0.04	*	104%	$(0.09)	$(0.91)	*
Cumulative effect of accounting change (3)	$-	$-	$-	$-	$0.05	$-	$-	$-	--	--	$-	$0.05	*
Earnings per diluted share	$1.11	$1.10	$0.76	$1.09	$1.29	$0.86	$0.13	$1.68	54%	*	$4.06	$3.95	(3%)

Average common shares outstanding
Basic	1,078,718,046	1,082,211,511	1,081,448,663	1,076,221,276	1,069,097,162	1,053,812,487	1,045,874,085	1,031,343,423			1,080,121,708	1,049,896,047
Diluted	1,106,000,596	1,110,357,415	1,105,546,130	1,098,282,118	1,090,166,326	1,079,811,172	1,072,033,275	1,063,147,962			1,105,185,480	1,079,936,315
Period end common shares outstanding	1,097,652,112	1,098,127,106	1,096,707,183	1,087,087,116	1,103,263,369	1,086,652,691	1,082,727,000	1,057,677,994			1,087,087,116	1,057,677,994

Return on average common equity from continuing operations	20.5%	20.7%	13.3%	18.5%	20.0%	13.8%	17.1%	25.0%			18.2%	19.0%

Return on average common equity	19.2%	18.4%	12.3%	17.4%	19.7%	13.1%	2.0%	25.2%			16.8%	15.0%

(1)	Represents consolidated income from continuing operations before losses from unconsolidated investees, taxes, dividends on preferred securities subject to mandatory redemption, gain/(loss) from discontinued operations and cumulative effect of accounting change.
(2)	Summation of the quarters' earnings per common share may not equal the annual amounts due to the averaging effect of the number of shares and share equivalents throughout the year.
(3)	Represents the effects of the adoption of SFAS 123(R) in the first quarter of fiscal 2005.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05	Nov 30, 2004	Nov 30, 2005	Change

Investment banking	$829	$983	$783	$746	$821	$814	$992	$1,216	63%	23%	$3,341	$3,843	15%
Principal transactions:
Trading	1,856	2,069	646	939	1,846	1,794	2,150	1,575	68%	(27%)	5,510	7,365	34%
Investments	31	217	182	177	153	226	103	499	*	*	607	981	62%
Commissions	868	846	733	817	824	824	804	911	12%	13%	3,264	3,363	3%
Fees:
Asset management, distribution and admin.	1,112	1,159	1,138	1,064	1,204	1,246	1,249	1,259	18%	1%	4,473	4,958	11%
Merchant, cardmember and other	337	306	347	327	308	318	357	340	4%	(5%)	1,317	1,323	--
Servicing and securitizations income	551	465	444	461	494	423	398	294	(36%)	(26%)	1,921	1,609	(16%)
Interest and dividends	3,781	3,662	5,408	5,733	5,843	6,035	6,998	9,299	62%	33%	18,584	28,175	52%
Other	69	51	107	97	105	121	106	132	36%	25%	324	464	43%
Total revenues	9,434	9,758	9,788	10,361	11,598	11,801	13,157	15,525	50%	18%	39,341	52,081	32%
Interest expense	2,934	2,910	4,150	4,713	4,625	5,561	5,986	8,253	75%	38%	14,707	24,425	66%
Provision for consumer loan losses	262	200	240	224	135	209	224	310	38%	38%	926	878	(5%)
Net revenues	6,238	6,648	5,398	5,424	6,838	6,031	6,947	6,962	28%	--	23,708	26,778	13%

Compensation and benefits	2,707	2,916	2,340	1,890	2,854	2,622	3,165	2,672	41%	(16%)	9,853	11,313	15%
Occupancy and equipment	199	206	227	214	332	232	239	243	14%	2%	846	1,046	24%
Brokerage, clearing and exchange fees	224	237	231	240	260	276	267	267	11%	--	932	1,070	15%
Information processing and communications	320	317	326	346	342	349	349	365	5%	5%	1,309	1,405	7%
Marketing and business development	253	261	277	332	257	298	276	331	--	20%	1,123	1,162	3%
Professional services	316	355	398	473	379	438	505	581	23%	15%	1,542	1,903	23%
Other	291	429	326	239	570	422	404	373	56%	(8%)	1,285	1,769	38%
September 11th related insurance recoveries, net	0	0	0	0	(251)	0	0	0	--	--	0	(251)	*
Total non-interest expenses	4,310	4,721	4,125	3,734	4,743	4,637	5,205	4,832	29%	(7%)	16,890	19,417	15%

Income from continuing operations before losses
from unconsolidated investees, taxes,
dividends on preferred securities subject to
mandatory redemption and cumulative
effect of accounting change	1,928	1,927	1,273	1,690	2,095	1,394	1,742	2,130	26%	22%	6,818	7,361	8%
Losses from unconsolidated investees	93	81	77	77	73	67	105	66	(14%)	(37%)	328	311	(5%)
Provision for income taxes	557	548	339	412	673	396	471	318	(23%)	(32%)	1,856	1,858	--
Div. on pref. sec. subject to mandatory redemption (1)	45	0	0	0	0	0	0	0	--	--	45	0	*
Income from continuing operations	1,233	1,298	857	1,201	1,349	931	1,166	1,746	45%	50%	4,589	5,192	13%
Discontinued operations
Gain/(loss) from discontinued operations	(12)	(125)	(33)	(2)	7	(5)	(1,700)	67	*	104%	(172)	(1,631)	*
Income tax benefit/(provision)	5	50	13	1	(3)	2	678	(27)	*	(104%)	69	650	*
Gain/(loss) from discontinued operations	(7)	(75)	(20)	(1)	4	(3)	(1,022)	40	*	104%	(103)	(981)	*
Cumulative effect of accounting change (2)	0	0	0	0	49	0	0	0	--	--	0	49	*
Net income	$1,226	$1,223	$837	$1,200	$1,402	$928	$144	$1,786	49%	*	$4,486	$4,260	(5%)

Return on average common equity from continuing operations	20.5%	20.7%	13.3%	18.5%	20.0%	13.8%	17.1%	25.0%			18.2%	19.0%

Return on average common equity	19.2%	18.4%	12.3%	17.4%	19.7%	13.1%	2.0%	25.2%			16.8%	15.0%
Compensation and benefits as a % of net revenues	43%	44%	43%	35%	42%	44%	46%	38%			42%	42%

(1)	At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FASB Interpretation No. 46,
"Consolidation of Variable Interest Entities". Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.

(2)	Represents the effects of the adoption of SFAS 123(R) in the first quarter of fiscal 2005.
Note:	Certain relclassifications have been made to prior period amounts to confirm to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
(unaudited)
	Quarter Ended								Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05
Morgan Stanley
Total assets (millions) (1)	$656,898	$729,501	$745,033	$747,334	$802,210	$818,711	$837,391	$898,367	20%	7%
Adjusted assets (millions) (2)	$428,470	$448,135	$465,105	$410,091	$447,221	$440,283	$458,190	$483,229	18%	5%
Period end common shares outstanding (millions)	1,097.7	1,098.1	1,096.7	1,087.1	1,103.3	1,086.7	1,082.7	1,057.7	(3%)	(2%)
Book value per common share	$23.75	$24.59	$25.00	$25.95	$25.83	$26.07	$26.07	$26.92	4%	3%
Shareholders' equity (millions) (3)	$28,961	$29,899	$30,317	$31,103	$31,328	$31,224	$31,107	$31,235	--	--
Total capital (millions) (4)	$96,359	$100,127	$101,237	$110,793	$122,230	$113,324	$118,415	$125,180	13%	6%
Worldwide employees	50,979	51,580	52,812	53,284	53,718	54,142	53,760	53,218	--	(1%)

Average Daily 99%/One-Day Value-at-Risk ("VaR") (5)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$42	$50	$52	$51	$66	$62	$51	$53
Equity price	30	32	36	37	41	31	33	34
Foreign exchange rate	11	12	12	10	12	12	12	12
Commodity price	27	34	40	30	34	35	38	46
Aggregate trading VaR	$62	$72	$79	$80	$96	$87	$78	$81

	Fiscal Year 2004			Fiscal Year 2005
	Average common equity (billions)(6)	Return on average common equity		Average common equity (billions) (6)	Return on average common equity
Institutional Securities	$13.3	22%		$14.6	24%

Retail Brokerage	3.5	7%		3.7	11%

Asset Management	1.7	29%		1.7	36%

Securities Business	18.5	21%		20.0	23%

Discover	3.9	20%		4.4	13%

Capital surplus (unallocated)	2.8			2.8

Total - continuing operations	25.2	18%		27.2	19%

Discontinued operations	1.5			1.2			`

Firm	$26.7	17%		$28.4	15%

(1)
Effective December 1, 2004, the Company offsets cash paid or received pursuant to credit support agreements ("cash collateral netting") against its OTC derivatives inventory.
Total assets as of November 30, 2004 have been restated to reflect cash collateral netting. Prior periods presented do not reflect such cash collateral netting.

(2)
Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. See page 23 for further information.

(3)	Includes common equity and junior subordinated debt issued to capital trusts.
(4)	Includes common equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(5)
99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period. The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the
Company's trading businesses. For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part II, Item 7A
"Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2004.

(6)
The Company uses an economic capital model to determine the amount of equity capital needed to support the risk of its business activities and to ensure that the Company remains adequately capitalized. Economic capital is defined as the amount of capital needed to run the business through the business cycle and satisfy the requirements of regulators, rating agencies and the market.  The Company's methodology is based on a going concern approach that assigns economic capital to each segment based on regulatory capital usage plus additional capital for stress losses, goodwill and principal investment risk. The economic capital model and allocation methodology may be enhanced over time in response to changes in the business and regulatory environment.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation. Refer to Legal Notice page 25.

MORGAN STANLEY
Annual Financial Information
Consolidated Investments
(unaudited, dollars in millions)

	Nov 30, 2005
	Institutional Securities	Asset Management	Discover	Total

Business facilitation:
Private equity funds	$-	$185	$-	$185
Real estate funds	359	-	-	359
Asset management seed capital	-	248	-	248
Industry utilities	371	-	-	371
Other	152	-	23	175
Total business facilitation	882	433	23	1,338

Principal investments	1,190	-	-	1,190

Total investments	$2,072	$433	$23	$2,528

Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05	Nov 30, 2004	Nov 30, 2005	Change

Investment banking	$739	$891	$711	$667	$742	$735	$898	$1,102	65%	23%	$3,008	$3,477	16%
Principal transactions:
Trading	1,716	1,930	517	835	1,727	1,684	2,035	1,460	75%	(28%)	4,998	6,906	38%
Investments	18	162	95	89	91	226	69	270	*	*	364	656	80%
Commissions	505	527	462	504	503	538	501	618	23%	23%	1,998	2,160	8%
Asset management, distribution and admin. fees	34	32	36	42	34	39	46	33	(21%)	(28%)	144	152	6%
Interest and dividends	3,232	3,159	4,836	5,168	5,275	5,379	6,263	8,538	65%	36%	16,395	25,455	55%
Other	35	15	76	64	66	78	69	88	38%	28%	190	301	58%
Total revenues	6,279	6,716	6,733	7,369	8,438	8,679	9,881	12,109	64%	23%	27,097	39,107	44%
Interest expense	2,746	2,733	3,968	4,537	4,423	5,339	5,717	7,955	75%	39%	13,984	23,434	68%
Net revenues	3,533	3,983	2,765	2,832	4,015	3,340	4,164	4,154	47%	--	13,113	15,673	20%

Total non-interest expenses	2,316	2,700	2,092	1,724	2,938	2,527	2,876	2,578	50%	(10%)	8,832	10,919	24%

Income from continuing operations before losses
from unconsolidated investees, taxes,
dividends on preferred securities subject to
mandatory redemption and cumulative
effect of accounting change	1,217	1,283	673	1,108	1,077	813	1,288	1,576	42%	22%	4,281	4,754	11%
Losses from unconsolidated investees	93	81	77	77	73	67	105	66	(14%)	(37%)	328	311	(5%)
Div. on pref. sec. subject to mandatory redemption (1)	45	0	0	0	0	0	0	0	--	--	45	0	*
Income before taxes	$1,079	$1,202	$596	$1,031	$1,004	$746	$1,183	$1,510	46%	28%	3,908	4,443	14%
Provision for income taxes											932	909	(2%)
Income from continuing operations (2)											$2,976	$3,534	19%

Return on average common equity (3)											22%	24%
Pre-tax profit margin (4)	33%	32%	24%	39%	27%	24%	31%	38%			32%	30%

(1)
At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts
(a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.

(2)	Excludes gain/(loss) from discontinued operations and cumulative effect of accounting change.
(3)	Refer to page 3 for the allocation of average common equity.
(4)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

Quarterly Financial Information and Statistical Data Institutional Securities (unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05	Nov 30, 2004	Nov 30, 2005	Change

Advisory revenue (millions)	$232	$324	$310	$290	$254	$357	$388	$479	65%	23%	$1,156	$1,478	28%
Underwriting revenue (millions)
Equity	314	314	200	165	202	145	200	358	117%	79%	993	905	(9%)
Fixed income	193	253	201	212	286	233	310	265	25%	(15%)	859	1,094	27%
Total underwriting revenue	$507	$567	$401	$377	$488	$378	$510	$623	65%	22%	$1,852	$1,999	8%

Sales and trading net revenue (millions) (1)
Equity	1,105	1,113	883	966	1,214	1,119	1,280	1,191	23%	(7%)	4,067	4,804	18%
Fixed income	1,681	1,841	1,144	901	1,998	1,211	1,964	1,609	79%	(18%)	5,567	6,782	22%
Total sales and trading net revenue	$2,786	$2,954	$2,027	$1,867	$3,212	$2,330	$3,244	$2,800	50%	(14%)	$9,634	$11,586	20%

	Fiscal View Quarter Ended (2)								Calendar View Eleven Months Ended (2)
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Nov 30, 2004	Nov 30, 2005

Mergers and acquisitions announced transactions
Morgan Stanley global market volume (billions)	$114.7	$74.0	$79.6	$51.4	$164.6	$214.1	$137.4	$123.9	$309.5	$588.7
Market share	27.8%	21.2%	21.0%	12.7%	24.2%	36.2%	25.4%	18.7%	21.2%	27.0%
Rank	3	3	3	7	4	1	2	8	4	2

Mergers and acquisitions completed transactions
Morgan Stanley global market volume (billions)	$58.6	$131.5	$139.3	$53.7	$43.9	$95.5	$154.1	$173.8	$340.0	$454.5
Market share	22.1%	35.3%	29.5%	14.2%	12.9%	26.4%	23.5%	33.8%	25.3%	25.9%
Rank	4	2	3	7	7	2	5	1	2	3

Global equity and related issues
Morgan Stanley global market volume (billions)	$16.5	$16.4	$9.3	$11.4	$13.8	$5.7	$9.0	$15.3	$49.3	$38.9
Market share	11.7%	12.7%	8.9%	8.1%	11.3%	6.2%	6.3%	10.4%	10.7%	8.6%
Rank	1	2	2	3	2	6	5	1	1	3

Global IPO's
Morgan Stanley global market volume (billions)	$3.7	$3.1	$5.3	$0.9	$2.7	$2.1	$3.2	$5.3	$13.1	$12.6
Market Share	13.5%	10.2%	13.7%	2.3%	8.7%	8.4%	6.7%	10.1%	10.6%	8.8%
Rank	1	2	1	13	4	2	4	2	1	2

Global debt
Morgan Stanley global market volume (billions)	$90.4	$104.0	$90.7	$92.1	$81.2	$82.8	$90.1	$79.1	$349.3	$320.4
Market share	7.1%	7.6%	7.6%	6.5%	5.9%	5.7%	6.1%	5.4%	7.1%	5.9%
Rank	5	2	2	3	4	5	5	7	3	5

(1)
Includes principal trading, commissions and net interest revenue. Certain revenue has been reclassified from fixed income sales and trading to principal transactions-investments revenue.
The amount of the relcassifications are as follows: 1Q04 ($2m), 2Q04 ($26m), 3Q04 ($57m), 4Q04 ($10m), 1Q05 ($36m), 2Q05 ($103m), 3Q05 ($10m) and 4Q05 $11m.

(2)	Source: Thomson Financial, data as of December 7, 2005.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05

Loans
Investment grade	$0.5	$1.1	$0.8	$1.2	$1.5	$1.8	$3.0	$5.0	*	67%
Non-investment grade	1.1	1.8	1.0	0.5	1.0	1.9	2.8	2.3	*	(18%)
Total loans	$1.6	$2.9	$1.8	$1.7	$2.5	$3.7	$5.8	$7.3	*	26%

Commitments
Investment grade	$13.7	$16.5	$18.3	$19.0	$18.7	$21.1	$27.6	$23.9	26%	(13%)
Non-investment grade	2.8	2.2	2.7	1.4	2.0	5.6	3.0	13.1	*	*
Total commitments	$16.5	$18.7	$21.0	$20.4	$20.7	$26.7	$30.6	$37.0	81%	21%

Loans plus commitments
Investment grade	$14.2	$17.6	$19.1	$20.2	$20.2	$22.9	$30.6	$28.9	43%	(6%)
Non-investment grade	$3.9	$4.0	$3.7	$1.9	$3.0	$7.5	$5.8	$15.4	*	*
% investment grade	78%	81%	84%	91%	87%	75%	84%	65%
% non-investment grade	22%	19%	16%	9%	13%	25%	16%	35%

Total loans and commitments	$18.1	$21.6	$22.8	$22.1	$23.2	$30.4	$36.4	$44.3	100%	22%
Hedges (1)	$7.7	$9.1	$12.9	$11.6	$13.1	$14.3	$16.1	$17.8	53%	11%
Total loans and commitments net of hedges	$10.4	$12.5	$9.9	$10.5	$10.1	$16.1	$20.3	$26.5	*	31%

(1)	Includes both internal and external hedges utilized by the lending business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Retail Brokerage Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05	Nov 30, 2004	Nov 30, 2005	Change
Investment banking	$77	$82	$64	$67	$71	$68	$81	$100	49%	23%	$290	$320	10%
Principal transactions:
Trading	141	141	130	106	120	111	116	117	10%	1%	518	464	(10%)
Investments	4	(4)	(3)	(2)	(2)	(2)	1	2	*	100%	(5)	(1)	80%
Commissions	385	336	281	325	329	295	306	298	(8%)	(3%)	1,327	1,228	(7%)
Asset management, distribution and admin fees	511	557	563	468	607	632	629	649	39%	3%	2,099	2,517	20%
Interest and dividends	93	95	103	118	135	149	174	204	73%	17%	409	662	62%
Other	33	37	30	33	38	45	38	46	39%	21%	133	167	26%
Total revenues	1,244	1,244	1,168	1,115	1,298	1,298	1,345	1,416	27%	5%	4,771	5,357	12%
Interest expense	33	35	44	44	60	70	90	118	*	31%	156	338	117%
Net revenues	1,211	1,209	1,124	1,071	1,238	1,228	1,255	1,298	21%	3%	4,615	5,019	9%

Total non-interest expenses	1,045	1,077	1,102	1,020	885	1,110	1,225	1,214	19%	(1%)	4,244	4,434	4%
Income before taxes	$166	$132	$22	$51	$353	$118	$30	$84	65%	*	371	585	58%
Provision for income taxes											120	197	64%
Income from continuing operations (1)											$251	$388	55%

Return on average common equity (2)											7%	11%
Pre-tax profit margin (3)	14%	11%	2%	5%	29%	10%	2%	7%			8%	12%

(1)	Excludes gain/(loss) from discontinued operations and cumulative effect of accounting change.
(2)	Refer to page 3 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY Quarterly Financial Information and Statistical Data Retail Brokerage (unaudited)

	Quarter Ended								Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05

Global representatives	10,832	10,722	10,785	10,962	10,471	10,438	9,311	9,526	(13%)	2%

Annualized revenue per global
representative (thousands) (1)	$442	$449	$418	$394	$462	$470	$508	$551	40%	8%

Retail brokerage assets by client segment (billions)
$10m or more	111	106	105	111	117	117	120	124	12%	3%
$1m - $10m	173	167	174	188	196	196	201	204	9%	1%
$100k - $1m	194	190	186	188	186	184	182	174	(7%)	(4%)
< $100k	45	43	40	39	37	35	33	31	(21%)	(6%)
Total U.S. retail brokerage assets	523	506	505	526	536	532	536	533	1%	(1%)
International	48	48	46	50	55	54	55	56	12%	2%
Corporate / other	24	25	25	26	27	27	28	28	8%	--
Total client assets (billions)	$595	$579	$576	$602	$618	$613	$619	$617	2%	--

Fee-based client account assets (billions) (2)	$143	$145	$146	$157	$166	$165	$170	$173	10%	2%
Fee-based assets as a % of client assets	24%	25%	25%	26%	27%	27%	27%	28%

Bank deposit program (millions)	$500	$468	$450	$435	$496	$446	$449	$1,689	*	*

Client assets per global
representative (millions) (3)	$55	$54	$53	$55	$59	$59	$66	$65	18%	(2%)

Domestic retail net new assets (billions) (4)	$2.8	$2.8	$3.7	$2.3	$3.7	$3.8	$(2.1)	$(8.1)	*	*

Domestic retail locations	526	526	525	525	524	526	517	485	(8%)	(6%)

(1)	Annualized revenue divided by average global representative headcount.
(2)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(3)	Total client assets divided by period end global representative headcount.
(4)	Represents net new assets in the U.S. broad-based branch system.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05	Nov 30, 2004	Nov 30, 2005	Change
Investment banking	$13	$10	$8	$12	$11	$11	$13	$15	25%	15%	$43	$50	16%
Principal transactions:
Investments	9	59	90	90	64	2	33	227	*	*	248	326	31%
Commissions	7	8	7	5	7	7	9	6	20%	(33%)	27	29	7%
Asset management, distribution and admin fees	604	607	579	600	605	615	612	628	5%	3%	2,390	2,460	3%
Interest and dividends	2	1	3	2	3	3	4	13	*	*	8	23	*
Other	9	6	7	6	8	6	11	5	(17%)	(55%)	28	30	7%
Total revenues	644	691	694	715	698	644	682	894	25%	31%	2,744	2,918	6%
Interest expense	2	1	2	1	2	2	3	4	*	33%	6	11	83%
Net revenues	642	690	692	714	696	642	679	890	25%	31%	2,738	2,907	6%

Total non-interest expenses	472	481	475	483	409	467	517	507	5%	(2%)	1,911	1,900	(1%)
Income before taxes	$170	$209	$217	$231	$287	$175	$162	$383	66%	136%	827	1,007	22%
Provision for income taxes											318	378	19%
Income from continuing operations (1)											$509	$629	24%

Return on average common equity (2)											29%	36%
Pre-tax profit margin (3)	27%	30%	31%	32%	41%	27%	24%	43%			30%	35%

(1)	Excludes gain/(loss) from discontinued operations and cumulative effect of accounting change.
(2)	Refer to page 3 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY Quarterly Financial Information and Statistical Data Asset Management (unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05	Nov 30, 2004	Nov 30, 2005	Change

Assets under management or supervision

Net flows
Retail	$0.5	$(0.6)	$(0.3)	$0.4	$(0.7)	$(0.9)	$(1.0)	$(2.5)	*	(150%)	$-	$(5.1)	*
Institutional	1.4	5.7	(0.2)	1.2	(7.3)	(3.0)	(1.4)	2.3	92%	*	8.1	(9.4)	*
Net flows excluding money markets	1.9	5.1	(0.5)	1.6	(8.0)	(3.9)	(2.4)	(0.2)	(113%)	92%	8.1	(14.5)	*
Money markets	1.4	4.2	9.2	5.8	0.9	(3.2)	2.2	(3.9)	*	*	20.6	(4.0)	(119%)

Assets under management or supervision by distribution channel
Retail	$200	$195	$194	$200	$201	$199	$201	$199	(1%)	(1%)
Institutional	180	189	200	224	226	217	227	232	4%	2%
Total assets under management or supervision	$380	$384	$394	$424	$427	$416	$428	$431	2%	1%

Assets under management or supervision by asset class
Equity	$187	$182	$179	$198	$207	$205	$212	$218	10%	3%
Fixed income	98	101	102	104	97	92	92	91	(13%)	(1%)
Money market	62	66	76	83	83	80	83	79	(5%)	(5%)
Alternatives	16	18	19	19	19	18	18	19	--	6%
Real estate	7	7	8	9	10	10	11	12	33%	9%
Total assets under management	370	374	384	413	416	405	416	419	1%	1%
Unit investment trust	10	10	10	11	11	11	12	12	9%	--
Total assets under management or supervision	$380	$384	$394	$424	$427	$416	$428	$431	2%	1%

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY Quarterly Financial Information and Statistical Data Consolidated Assets Under Manamgeent or Supervision (unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05

Consolidated assets under management or supervision by distribution channel
Retail	$294	$290	$290	$303	$321	$319	$327	$331	9%	1%
Institutional	211	220	229	253	255	246	260	268	6%	3%
Total assets under management or supervision (1)	$505	$510	$519	$556	$576	$565	$587	$599	8%	2%

Consolidated assets under management or supervision by asset class
Equity	$227	$223	$222	$246	$267	$265	$277	$285	16%	3%
Fixed income	111	114	116	118	111	106	107	108	(8%)	1%
Money market	65	70	80	87	87	84	87	83	(5%)	(5%)
Alternatives	16	18	19	19	19	18	18	19	-	6%
Real estate	31	30	29	31	32	33	38	41	32%	8%
Total assets under management	450	455	466	501	516	506	527	536	7%	2%
Unit investment trust	10	10	10	11	11	11	11	12	9%	9%
Other (2)	45	45	43	44	49	49	49	51	16%	4%
Total assets under management or supervision (1)	$505	$510	$519	$556	$576	$566	$587	$599	8%	2%

(1)
Revenues and expenses associated with customer assets of $139 billion, $110 billion and $132 billion as of  Nov  30,  2005,  Nov 30, 2004 and Aug 31, 2005,  respectively, are included in the Company's Retail Brokerage segment, and $29 billion, $22 billion and $27 billion  as of  Nov  30,  2005,  Nov 30, 2004 and  Aug 31, 2005,  respectively, are included in the Company's Institutional Securities segment.

(2)	Includes assets under management or supervision associated with the Retail Brokerage business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05	Nov 30, 2004	Nov 30, 2005	Change

Merchant, cardmember and other fees	$337	$306	$347	$327	$308	$318	$357	$340	4%	(5%)	$1,317	$1,323	--
Servicing and securitizations income	551	465	444	461	494	423	398	294	(36%)	(26%)	1,921	1,609	(16%)
Other	0	5	3	2	2	2	(1)	2	--	*	10	5	(50%)
Total non-interest revenues	888	776	794	790	804	743	754	636	(19%)	(16%)	3,248	2,937	(10%)

Interest revenue	472	426	489	472	458	536	593	587	24%	(1%)	1,859	2,174	17%
Interest expense	171	160	159	158	168	182	212	219	39%	3%	648	781	21%
Net interest income	301	266	330	314	290	354	381	368	17%	(3%)	1,211	1,393	15%

Provision for consumer loan losses	262	200	240	224	135	209	224	310	38%	38%	926	878	(5%)
Net credit income	39	66	90	90	155	145	157	58	(36%)	(63%)	285	515	81%

Net revenues	927	842	884	880	959	888	911	694	(21%)	(24%)	3,533	3,452	(2%)

Total non-interest expenses	581	568	554	609	605	625	672	629	3%	(6%)	2,312	2,531	9%
Income before taxes	$346	$274	$330	$271	$354	$263	$239	$65	(76%)	(73%)	1,221	921	(25%)
Provision for income taxes											443	340	(23%)
Income from continuing operations (1)											$778	$581	(25%)

Return on average common equity (2)											20%	13%
Pre-tax profit margin (3)	37%	33%	37%	31%	37%	30%	26%	9%			35%	27%

(1)	Excludes gain/(loss) from discontinued operations and cumulative effect of accounting change.
(2)	Refer to page 3 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY Quarterly Discover Income Statement Information (Managed loan basis) (unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05	Nov 30, 2004	Nov 30, 2005	Change

Merchant, cardmember and other fees	$517	$468	$497	$485	$481	$484	$532	$520	7%	(2%)	$1,967	$2,017	3%
Servicing and securitizations income	0	0	0	0	0	0	0	0	--	--	0	0	--
Other	19	(7)	(11)	1	34	(14)	(19)	(74)	*	*	2	(73)	*
Total non-interest revenues	536	461	486	486	515	470	513	446	(8%)	(13%)	1,969	1,944	(1%)

Interest revenue	1,498	1,423	1,399	1,381	1,383	1,426	1,463	1,432	4%	(2%)	5,701	5,704	--
Interest expense	337	325	324	354	401	433	475	497	40%	5%	1,340	1,806	35%
Net interest income	1,161	1,098	1,075	1,027	982	993	988	935	(9%)	(5%)	4,361	3,898	(11%)

Provision for consumer loan losses	770	717	677	633	538	575	590	687	9%	16%	2,797	2,390	(15%)
Net credit income	391	381	398	394	444	418	398	248	(37%)	(38%)	1,564	1,508	(4%)

Net revenues	927	842	884	880	959	888	911	694	(21%)	(24%)	3,533	3,452	(2%)

Total non-interest expenses	581	568	554	609	605	625	672	629	3%	(6%)	2,312	2,531	9%

Income before taxes	$346	$274	$330	$271	$354	$263	$239	$65	(76%)	(73%)	1,221	921	(25%)
Provision for income taxes											443	340	(23%)
Income from continuing operations (1)											$778	$581	(25%)

Return on average common equity (2)											20%	13%
Pre-tax profit margin (3)	37%	33%	37%	31%	37%	30%	26%	9%			35%	27%

(1)	Excludes gain/(loss) from discontinued operations and cumulative effect of accounting change.
(2)	Refer to page 3 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY Quarterly Financial Information and Statistical Data Discover (unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:				Twelve Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04		4Q05 vs. 3Q05		Nov 30, 2004	Nov 30, 2005	Change

Total owned credit card loans
Period end	$15,850	$17,506	$18,471	$19,724	$18,908	$19,385	$20,570	$22,496	14%		9%		$19,724	$22,496	14%
Average	$17,880	$16,202	$17,787	$18,579	$19,210	$18,753	$19,835	$21,934	18%		11%		$17,608	$19,932	13%

Total managed credit card loans (1)(2)
Period end	$47,336	$46,828	$47,126	$48,261	$47,770	$46,845	$47,105	$46,936	(3%)		--		$48,261	$46,936	(3%)
Average	$48,667	$46,929	$46,873	$47,090	$48,930	$47,146	$46,769	$46,502	(1%)		(1%)		$47,387	$47,330	--
Interest yield	12.20%	11.88%	11.69%	11.59%	11.23%	11.69%	12.04%	11.94%	35 b	p	(10 b	p)	11.84%	11.72%	(12 b	p)
Interest spread	9.30%	9.01%	8.80%	8.41%	7.79%	7.96%	7.95%	7.55%	(86 b	p)	(40 b	p)	8.88%	7.81%	(107 b	p)
Transaction volume (billions)	$24.2	$24.4	$25.4	$25.7	$25.9	$25.4	$26.7	$26.1	2%		(2%)		$99.6	$104.1	5%
Net Sales	19.8	19.5	20.3	19.9	20.8	21.1	22.4	21.6	9%		(4%)		79.5	86.0	8%
Other transaction volume	4.4	4.9	5.1	5.8	5.1	4.3	4.3	4.5	(22%)		5%		20.1	18.1	(10%)
Accounts (millions)	45.9	46.0	46.0	46.2	45.9	45.9	45.6	45.5	(2%)		--		46.2	45.5	(2%)
Active accounts (millions)	20.3	19.9	19.6	19.7	19.5	19.3	19.2	19.2	(3%)		--		19.7	19.2	(3%)
Average receivables per avg. active account (actual $)	$2,360	$2,330	$2,381	$2,407	$2,476	$2,426	$2,429	$2,420	1%		--		$2,369	$2,438	3%
Trans volume per avg. active account (actual $)	$1,173	$1,209	$1,290	$1,312	$1,311	$1,306	$1,387	$1,360	4%		(2%)		$4,979	$5,363	8%
Net gain on securitization	$19	$(12)	$(14)	$(1)	$32	$(16)	$(18)	$(76)	*		*		$(8)	$(78)	*
Return on managed receivables (3)	1.80%	1.50%	1.78%	1.49%	1.82%	1.38%	1.28%	0.40%	(109 b	p)	(88 b	p)	1.65%	1.23%	(42 b	p)
Credit quality
Net charge-off rate	6.31%	6.48%	5.76%	5.45%	5.11%	4.94%	5.12%	5.76%	31 b	p	64 b	p	6.00%	5.23%	(77 b	p)
Delinquency rate (over 30 days)	5.80%	4.88%	4.81%	4.55%	4.24%	3.90%	3.91%	3.98%	(57 b	p)	7 b	p	4.55%	3.98%	(57 b	p)
Delinquency rate (over 90 days)	2.86%	2.40%	2.22%	2.18%	2.05%	1.83%	1.80%	1.75%	(43 b	p)	(5 b	p)	2.18%	1.75%	(43 b	p)
Allowance for loan losses at period end	$985	$940	$939	$929	$840	$828	$817	$829	(11%)		1%		$929	$829	(11%)

International managed credit card loans (2)
Period end	$2,463	$2,409	$2,337	$2,571	$2,648	$2,479	$2,684	$2,675	4%		--		$2,571	$2,675	4%
Average	$2,302	$2,411	$2,389	$2,372	$2,606	$2,578	$2,523	$2,667	12%		6%		$2,369	$2,593	9%
Accounts (millions)	1.1	1.2	1.2	1.3	1.4	1.4	1.5	1.5	15%		--		1.3	1.5	15%

Payment services (millions)
Discover network transaction volume	$304	$300	$313	$309	$314	$315	$338	$334	8%		(1%)		$1,226	$1,301	6%
PULSE network transaction volume (4)	-	-	-	-	216	457	466	417	*		(11%)		-	1,556	*
Total network transaction volume	$304	$300	$313	$309	$530	$772	$804	$751	143%		(7%)		$1,226	$2,857	133%

(1)	Includes domestic and international credit card businesses.
(2)	Includes owned and securitized credit card loans.
(3)	Annualized net income divided by average managed receivables.
(4)	Reflects volume subsequent to date of acquisition.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY Quarterly Intersegment Eliminations Income Statement Information (unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05	Nov 30, 2004	Nov 30, 2005	Change

Investment banking	$0	$0	$0	$0	$(3)	$0	$0	$(1)	*	*	$0	$(4)	*
Principal transactions:
Trading	(1)	(2)	(1)	(2)	(1)	(1)	(1)	(2)	--	(100%)	(6)	(5)	17%
Investments	0	0	0	0	0	0	0	0	--	--	0	0	--
Commissions	(29)	(25)	(17)	(17)	(15)	(16)	(12)	(11)	35%	8%	(88)	(54)	39%
Asset management, distribution and admin. fees	(37)	(37)	(40)	(46)	(42)	(40)	(38)	(51)	(11%)	(34%)	(160)	(171)	(7%)
Interest and dividends	(18)	(19)	(23)	(27)	(28)	(32)	(36)	(43)	(59%)	(19%)	(87)	(139)	(60%)
Other	(8)	(12)	(9)	(8)	(9)	(10)	(11)	(9)	(13%)	18%	(37)	(39)	(5%)
Total revenues	(93)	(95)	(90)	(100)	(98)	(99)	(98)	(117)	(17%)	(19%)	(378)	(412)	(9%)
Interest expense	(18)	(19)	(23)	(27)	(28)	(32)	(36)	(43)	(59%)	(19%)	(87)	(139)	(60%)
Net revenues	(75)	(76)	(67)	(73)	(70)	(67)	(62)	(74)	(1%)	(19%)	(291)	(273)	6%

Total non-interest expenses	(104)	(105)	(98)	(102)	(94)	(92)	(85)	(96)	6%	(13%)	(409)	(367)	10%

Income before taxes	$29	$29	$31	$29	$24	$25	$23	$22	(24%)	(4%)	118	94	(20%)
Provision for income taxes											43	34	(21%)
Income from continuing operations (1)											$75	$60	(20%)

(1)	Excludes gain/(loss) from discontinued operations and cumulative effect of accounting change.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

The following (page 17) presents more detailed financial information regarding the results of operations for the combined
Institutional Securities, Retail Brokerage and Asset Management businesses. Morgan Stanley believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company’s results with those of other companies in the financial services industry that have securities and asset management businesses. Morgan Stanley also provides this type of presentation for its credit services activities (page 18)
in order to provide helpful comparison to other credit card issuers.

MORGAN STANLEY
Quarterly Institutional Securities, Retail Brokerage and Asset Management (1) Combined Income Statement Information (unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05	Nov 30, 2004	Nov 30, 2005	Change

Investment banking	$829	$983	$783	$746	$824	$814	$992	$1,216	63%	23%	$3,341	$3,846	15%
Principal transactions:
Trading	1,857	2,071	647	941	1,847	1,795	2,151	1,577	68%	(27%)	5,516	7,370	34%
Investments	31	217	182	177	153	226	103	499	*	*	607	981	62%
Commissions	868	846	733	817	824	824	804	911	12%	13%	3,264	3,363	3%
Asset management, distribution and administration fees	1,112	1,159	1,138	1,064	1,204	1,246	1,249	1,259	18%	1%	4,473	4,958	11%
Interest and dividends	3,321	3,249	4,934	5,278	5,405	5,521	6,429	8,738	66%	36%	16,783	26,093	55%
Other	69	45	105	95	103	119	107	130	38%	22%	314	459	46%
Total revenues	8,087	8,570	8,522	9,118	10,360	10,545	11,835	14,330	57%	21%	34,298	47,070	37%
Interest expense	2,775	2,763	4,006	4,572	4,477	5,401	5,798	8,060	76%	39%	14,117	23,736	68%
Net revenues	5,312	5,807	4,516	4,546	5,883	5,144	6,037	6,270	38%	4%	20,181	23,334	16%

Compensation and benefits	2,515	2,723	2,154	1,709	2,639	2,413	2,923	2,473	45%	(15%)	9,101	10,448	15%
Occupancy and equipment	179	185	205	193	308	209	217	220	14%	1%	762	954	25%
Brokerage, clearing and exchange fees	224	237	231	240	260	276	267	267	11%	--	932	1,070	15%
Information processing and communications	235	232	244	260	260	265	263	269	4%	2%	971	1,057	9%
Marketing and business development	110	136	141	161	112	143	143	177	10%	24%	548	575	5%
Professional services	253	291	333	402	315	365	425	507	26%	19%	1,279	1,612	26%
Other	214	350	265	162	499	342	296	292	80%	(1%)	991	1,429	44%
September 11th related insurance recoveries, net	0	0	0	0	(251)	0	0	0	--	--	0	(251)	*
Total non-interest expenses	3,730	4,154	3,573	3,127	4,142	4,013	4,534	4,205	34%	(7%)	14,584	16,894	16%

Income from continuing operations before losses
from unconsolidated investees, taxes,
dividends on preferred securities subject to
mandatory redemption and cumulative
effect of accounting change	1,582	1,653	943	1,419	1,741	1,131	1,503	2,065	46%	37%	5,597	6,440	15%
Losses from unconsolidated investees	93	81	77	77	73	67	105	66	(14%)	(37%)	328	311	(5%)
Div. on pref. sec. subject to mandatory redemption (2)	45	0	0	0	0	0	0	0	--	--	45	0	*
Income before taxes	$1,444	$1,572	$866	$1,342	$1,668	$1,064	$1,398	$1,999	49%	43%	5,224	6,129	17%
Provision for income taxes											1,413	1,518	7%
Income from continuing operations (3)											$3,811	$4,611	21%

Return on average common equity (4)											21%	23%
Compensation and benefits as a % of net revenues	47%	47%	48%	38%	45%	47%	48%	39%			45%	45%
Non-compensation expenses as a % of net revenues	23%	25%	31%	31%	26%	31%	27%	28%			27%	28%

Pre-tax profit margin (5)	29%	29%	21%	31%	30%	22%	25%	33%			28%	28%

Number of employees (6)	37,455	38,058	39,494	39,639	39,641	40,267	40,226	39,723	--	(1%)

(1)	Includes the elimination of intersegment activity between Institutional Securities, Retail Brokerage and Asset Management.
(2)
At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts
(a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.

(3)	Excludes gain/(loss) from discontinued operations and cumulative effect of accounting change.
(4)	Refer to page 3 for the allocation of average common equity.
(5)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
(6)	Includes Institutional Securities, Retail Brokerage, Asset Management and Infrastructure / Company areas.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY Quarterly Discover Income Statement Information (Managed loan basis) (unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	4Q05 vs. 4Q04	4Q05 vs. 3Q05	Nov 30, 2004	Nov 30, 2005	Change

Merchant, cardmember and other fees	$517	$468	$497	$485	$481	$484	$532	$520	7%	(2%)	$1,967	$2,017	3%
Servicing and securitizations income	0	0	0	0	0	0	0	0	--	--	0	0	--
Other	19	(7)	(11)	1	34	(14)	(19)	(74)	*	*	2	(73)	*
Total non-interest revenues	536	461	486	486	515	470	513	446	(8%)	(13%)	1,969	1,944	(1%)

Interest revenue	1,498	1,423	1,399	1,381	1,383	1,426	1,463	1,432	4%	(2%)	5,701	5,704	--
Interest expense	337	325	324	354	401	433	475	497	40%	5%	1,340	1,806	35%
Net interest income	1,161	1,098	1,075	1,027	982	993	988	935	(9%)	(5%)	4,361	3,898	(11%)

Provision for consumer loan losses	770	717	677	633	538	575	590	687	9%	16%	2,797	2,390	(15%)
Net credit income	391	381	398	394	444	418	398	248	(37%)	(38%)	1,564	1,508	(4%)

Net revenues	927	842	884	880	959	888	911	694	(21%)	(24%)	3,533	3,452	(2%)

Compensation and benefits	192	193	186	181	215	209	242	199	10%	(18%)	752	865	15%
Occupancy and equipment	20	21	22	21	24	23	22	23	10%	5%	84	92	10%
Information processing and communications	86	86	84	88	83	85	87	98	11%	13%	344	353	3%
Marketing and business development	143	125	136	171	145	155	133	154	(10%)	16%	575	587	2%
Professional services	63	64	65	71	67	73	80	74	4%	(8%)	263	294	12%
Other	77	79	61	77	71	80	108	81	5%	(25%)	294	340	16%
Total non-interest expenses	581	568	554	609	605	625	672	629	3%	(6%)	2,312	2,531	9%
Income before taxes	$346	$274	$330	$271	$354	$263	$239	$65	(76%)	(73%)	1,221	921	(25%)
Provision for income taxes											443	340	(23%)
Income from continuing operations (1)											$778	$581	(25%)

Return on average common equity (2)											20%	13%
Compensation and benefits as a % of net revenues	21%	23%	21%	21%	22%	24%	27%	29%			21%	25%
Non-compensation expenses as a % of net revenues	42%	45%	42%	49%	41%	47%	47%	62%			44%	48%
Pre-tax profit margin (3)	37%	33%	37%	31%	37%	30%	26%	9%			35%	27%

Number of employees	13,524	13,522	13,318	13,645	14,077	13,875	13,534	13,495	(1%)	--

(1)	Excludes gain/(loss) from discontinued operations and cumulative effect of accounting change.
(2)	Refer to page 3 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY

The following (pages 19 - 22) present a reconciliation for certain information disclosed on pages 13, 14 and 18.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis).
Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans. The Company operates its Discover business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans.
The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.

MORGAN STANLEY
Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (1) (unaudited, dollars in millions)

	Quarter Ended Nov 30, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,496	$21,934	0.86%	9.89%	5.53%	5.35%	3.69%	1.62%
Securitized	24,440	24,568	0.77%	13.77%	9.36%	6.13%	4.24%	1.87%
Managed	$46,936	$46,502	0.40%	11.94%	7.55%	5.76%	3.98%	1.75%

	Quarter Ended Aug 31, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$20,570	$19,835	3.01%	10.96%	6.63%	4.69%	3.62%	1.67%
Securitized	26,535	26,934	2.21%	12.83%	8.93%	5.43%	4.13%	1.90%
Managed	$47,105	$46,769	1.28%	12.04%	7.95%	5.12%	3.91%	1.80%

	Quarter Ended May 31, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Interest Yield	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,385	$18,753	3.48%	10.56%	6.47%	4.62%	3.48%	1.64%
Securitized	27,460	28,393	2.30%	12.43%	8.92%	5.15%	4.19%	1.97%
Managed	$46,845	$47,146	1.38%	11.69%	7.96%	4.94%	3.90%	1.83%

	Quarter Ended Feb 28, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Interest Yield	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$18,908	$19,210	4.64%	9.07%	5.15%	4.62%	3.75%	1.81%
Securitized	28,862	29,720	3.00%	12.63%	9.47%	5.43%	4.55%	2.20%
Managed	$47,770	$48,930	1.82%	11.23%	7.79%	5.11%	4.24%	2.05%

(1)
The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (1) (unaudited, dollars in millions)

	Quarter Ended Nov 30, 2004
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,724	$18,579	3.79%	9.69%	5.76%	5.01%	4.08%	1.97%
Securitized	28,537	28,511	2.47%	12.82%	10.06%	5.74%	4.87%	2.34%
Managed	$48,261	$47,090	1.49%	11.59%	8.41%	5.45%	4.55%	2.18%

	Quarter Ended Aug 31, 2004
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$18,471	$17,787	4.70%	10.45%	6.44%	5.36%	4.35%	2.01%
Securitized	28,655	29,086	2.88%	12.44%	10.16%	6.01%	5.10%	2.35%
Managed	$47,126	$46,873	1.78%	11.69%	8.80%	5.76%	4.81%	2.22%

	Quarter Ended May 31, 2004
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$17,506	$16,202	4.33%	9.93%	5.50%	6.02%	4.37%	2.15%
Securitized	29,322	30,727	2.28%	12.91%	10.77%	6.73%	5.18%	2.55%
Managed	$46,828	$46,929	1.50%	11.88%	9.01%	6.48%	4.88%	2.40%

	Quarter Ended Feb 29, 2004
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$15,850	$17,880	4.91%	10.13%	5.95%	5.81%	5.17%	2.54%
Securitized	31,486	30,787	2.85%	13.40%	11.20%	6.60%	6.11%	3.01%
Managed	$47,336	$48,667	1.80%	12.20%	9.30%	6.31%	5.80%	2.86%

(1)
The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.

Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Year to Date Discover Reconciliation of General Purpose Credit Card Loan Data (1) (unaudited, dollars in millions)

	Twelve Months Ended Nov 30, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,496	$19,932	2.92%	10.12%	5.94%	4.84%	3.69%	1.62%
Securitized	24,440	27,398	2.12%	12.88%	9.16%	5.52%	4.24%	1.87%
Managed	$46,936	$47,330	1.23%	11.72%	7.81%	5.23%	3.98%	1.75%

	Twelve Months Ended Nov 30, 2004
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,724	$17,608	4.43%	10.05%	5.92%	5.53%	4.08%	1.97%
Securitized	28,537	29,779	2.62%	12.90%	10.56%	6.28%	4.87%	2.34%
Managed	$48,261	$47,387	1.65%	11.84%	8.88%	6.00%	4.55%	2.18%

(1)
The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.

Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY Quarterly Discover Reconciliation of Managed Income Statement Data (1) (unaudited, dollars in millions)

	Quarter Ended								Twelve Months Ended
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Nov 30, 2004	Nov 30, 2005

Merchant, cardmember and other fees:
Owned	$337	$306	$347	$327	$308	$318	$357	$340	$1,317	$1,323
Securitization adjustment	180	162	150	158	173	166	175	180	650	694
Managed	$517	$468	$497	$485	$481	$484	$532	$520	$1,967	$2,017

Servicing and securitizations income:
Owned	$551	$465	$444	$461	$494	$423	$398	$294	$1,921	$1,609
Securitization adjustment	(551)	(465)	(444)	(461)	(494)	(423)	(398)	(294)	(1,921)	(1,609)
Managed	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Other:
Owned	$0	$5	$3	$2	$2	$2	$(1)	$2	$10	$5
Securitization adjustment	19	(12)	(14)	(1)	32	(16)	(18)	(76)	(8)	(78)
Managed	$19	$(7)	$(11)	$1	$34	$(14)	$(19)	$(74)	$2	$(73)

Interest revenue:
Owned	$472	$426	$489	$472	$458	$536	$593	$587	$1,859	$2,174
Securitization adjustment	1,026	997	910	909	925	890	870	845	3,842	3,530
Managed	$1,498	$1,423	$1,399	$1,381	$1,383	$1,426	$1,463	$1,432	$5,701	$5,704

Interest expense:
Owned	$171	$160	$159	$158	$168	$182	$212	$219	$648	$781
Securitization adjustment	166	165	165	196	233	251	263	278	692	1,025
Managed	$337	$325	$324	$354	$401	$433	$475	$497	$1,340	$1,806

Provision for consumer loan losses:
Owned	$262	$200	$240	$224	$135	$209	$224	$310	$926	$878
Securitization adjustment	508	517	437	409	403	366	366	377	1,871	1,512
Managed	$770	$717	$677	$633	$538	$575	$590	$687	$2,797	$2,390

(1)
The tables provide a reconciliation of certain managed and owned basis income statement data
(merchant, cardmember and other fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY

The following (page 23) presents a reconciliation for adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company's overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. In addition, the adjusted leverage ratio reflects the deduction from shareholders' equity of the amount of equity used to support goodwill and intangible assets, as the Company does not view this amount of equity as available to support its risk capital needs.

MORGAN STANLEY
Quarterly Reconciliation of Adjusted Assets
(unaudited, dollars in millions, except ratios)

	Quarter Ended
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005

Total assets (1)	$656,898	$729,501	$745,033	$747,334	$802,210	$818,711	$837,391	$898,367

Less: Securities purchased under agreements to resell	(76,755)	(96,042)	(92,816)	(123,041)	(143,462)	(145,579)	(143,642)	(174,330)
Securities borrowed	(179,288)	(202,412)	(202,863)	(208,349)	(207,985)	(228,454)	(227,098)	(224,241)
Add: Financial instruments sold, not yet purchased(1)	129,711	130,440	132,618	111,315	119,913	131,901	137,443	147,000
Less: Derivative contracts sold, not yet purchased(1)	(43,857)	(41,615)	(39,425)	(43,540)	(37,389)	(39,835)	(48,395)	(44,952)
Subtotal	486,709	519,872	542,547	483,719	533,287	536,744	555,699	581,844
Less: Segregated customer cash and securities balances	(16,935)	(29,918)	(35,194)	(26,534)	(26,461)	(36,539)	(30,912)	(30,540)
Assets recorded under certain provisions of SFAS No.140 and FIN 46	(39,756)	(40,279)	(40,057)	(44,895)	(57,042)	(57,394)	(64,066)	(65,575)
Goodwill and intangible assets	(1,548)	(1,540)	(2,191)	(2,199)	(2,563)	(2,528)	(2,531)	(2,500)

Adjusted assets	$428,470	$448,135	$465,105	$410,091	$447,221	$440,283	$458,190	$483,229

Shareholders' equity	$26,064	$27,002	$27,420	$28,206	$28,495	$28,330	$28,226	$28,471
Junior subordinated debt issued to capital trusts (2)	2,897	2,897	2,897	2,897	2,833	2,894	2,881	2,764
Subtotal	28,961	29,899	30,317	31,103	31,328	31,224	31,107	31,235
Less: Goodwill and intangible assets	(1,548)	(1,540)	(2,191)	(2,199)	(2,563)	(2,528)	(2,531)	(2,500)
Tangible shareholders' equity	$27,413	$28,359	$28,126	$28,904	$28,765	$28,696	$28,576	$28,735

Leverage ratio (3)	24.0x	25.7x	26.5.x	25.9.x	27.9x	28.5x	29.3x	31.3x

Adjusted leverage ratio (4)	15.6x	15.8x	16.5.x	14.2x	15.5x	15.3x	16.0x	16.8x

(1)	Effective December 1, 2004, the Company offsets cash paid or received pursuant to credit support agreements ("cash collateral netting")
against its OTC derivatives inventory. Total assets as of November 30, 2004 have been restated to reflect cash collateral netting. Prior periods presented do not reflect such cash collateral netting.
(2)
The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities. These characteristics include the long dated nature (final maturity at issuance of thirty years extendable at the Company's option by a further nineteen years), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.

(3)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(4)	Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY

This page represents an addendum to the 4Q2005 Financial Supplement.

In accordance with SFAS 123(R), fiscal 2005 compensation expense includes the amortization of fiscal 2003 and fiscal 2004 awards but does not include any amortization for fiscal 2005 year-end awards.
This had the effect of reducing compensation expense in fiscal 2005. If SFAS 123(R) were not in effect, fiscal 2005's compensation expense would have included three years of amortization
(i.e. for awards granted in fiscal 2003, fiscal 2004 and fiscal 2005). In addition, fiscal 2005 year-end awards, which will begin to be amortized in fiscal 2006, will be amortized over a shorter period

(primarily 2 and 3 years) as compared with awards granted in fiscal 2004 and fiscal 2003 (primarily 3 and 4 years) . The shorter amortization period will increase compensation expense in fiscal 2006.
Fiscal 2006 compensation expense will include three years of amortization (i.e. for awards granted in fiscal 2003, fiscal 2004 and fiscal 2005). Fiscal 2006 year-end awards will begin to be amortized in fiscal 2007.

The table below illustrates the percentage of each year-end award amortized into compensation expense in a given fiscal year.

For a further discussion of the Company's accounting for stock-based compensation, see the Company's Form 10-Q for the quarterly period ended August 31, 2005.

Illustration of Standard Equity Award Amortization

	Fiscal Year Ended
Year of Award	Nov 30, 2003	Nov 30, 2004	Nov 30, 2005	Nov 30, 2006	Nov 30, 2007	Nov 30, 2008	Nov 30, 2009	Cumulative Amort. By Grant

2003	28%	28%	28%	15%	1%	0%	0%	100%

2004		28%	28%	28%	15%	1%	0%	100%

2005				39%	39%	20%	2%	100%

2006					39%	39%	19%	97%

2007						39%	38%	77%

2008							39%	39%

Note:	The actual fiscal impact depends on several factors including, but not limited to, forfeitures, award terms and modifications.
Refer to Legal Notice page 25.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's fourth quarter earnings press release issued December 20, 2005.